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                              SEI TAX EXEMPT TRUST

                    MASSACHUSETTS TAX FREE MONEY MARKET FUND
                           INSTITUTIONAL TAX FREE FUND
                                  TAX FREE FUND
                           CALIFORNIA TAX EXEMPT FUND
                           PENNSYLVANIA TAX FREE FUND


                     SUPPLEMENT DATED SEPTEMBER 13, 2001 TO
                    THE PROSPECTUSES DATED DECEMBER 31, 2000

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUSES.

The following disclosure is inserted at the end of the paragraph under How to Purchase Shares that defines a Business Day.

From September 13, 2001, until the reopening of the New York Stock Exchange, for each of the Massachusetts Tax Free Money Market, Institutional Tax Free, Tax Free, California Tax Exempt and Pennsylvania Tax Free Fund, a Business Day will be any weekday, other than a federal holiday, unless the Fund determines that being open for business is not in the best interest of shareholders.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE